Met Investors Series Trust
Form: N-SAR June 30, 2001
Attachment - Item 77O


                  Transactions effected pursuant to Rule 10f-3


Transaction #1: J.P. Morgan Small Cap Stock Portfolio, purchase of Instinet Group Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
        Credit Suisse First Boston. Credit Suisse First Boston was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
        The J.P. Morgan Small Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 6,000 shares of common stock of Instinet Group Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $14.50 per share on May 17, 2001. The underwriting spread paid was $.92 per share. The percentage of the offering purchased by the J.P. Morgan Small Cap Stock Portfolio was 0.02% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.37%. This purchase represented 0.10% of the J.P. Morgan Small Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2001 second quarter meeting as well as information supporting the reasonableness of the $.92 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR June 30, 2001
Attachment - Item 77O


                  Transactions effected pursuant to Rule 10f-3


Transaction #2: J.P. Morgan Small Cap Stock Portfolio, purchase of Integrated Circuit Systems Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
        Lehman Brothers Inc. Lehman Brothers Inc. was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
        The J.P. Morgan Small Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 9,800 shares of common stock of Integrated Circuit Systems Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $15.00 per share on May 24, 2001. The underwriting spread paid was $.75 per share. The percentage of the offering purchased by the J.P. Morgan Small Cap Stock Portfolio was 0.09% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 1.52%. This purchase represented 0.16% of the J.P. Morgan Small Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2001 second quarter meeting as well as information supporting the reasonableness of the $.75 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR June 30, 2001
Attachment - Item 77O


                  Transactions effected pursuant to Rule 10f-3


Transaction #3: J.P. Morgan Small Cap Stock Portfolio, purchase of Alliance Data Systems

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
       Bear Stearns. Bear Stearns was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
        The J.P. Morgan Small Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 10,700 shares of common stock of Alliance Data Systems, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $12.00 per share on June 7, 2001. The underwriting spread paid was $.84 per share. The percentage of the offering purchased by the J.P. Morgan Small Cap Stock Portfolio was 0.08% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 1.01%. This purchase represented 0.14% of the J.P. Morgan Small Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2001 second quarter meeting as well as information supporting the reasonableness of the $.84 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR June 30, 2001
Attachment - Item 77O


                  Transactions effected pursuant to Rule 10f-3


Transaction #4: J.P. Morgan Enhanced Index Portfolio, purchase of Kraft Foods

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
        Credit Suisse First Boston. Credit Suisse First Boston was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
        The J.P. Morgan Enhanced Index Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 6,400 shares of common stock of Kraft Foods, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $31.00 per share on June 12, 2001. The underwriting spread paid was $.8471 per share. The percentage of the offering purchased by J.P. Morgan Enhanced Index Portfolio was 0.002% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.18%. This purchase represented 0.09% of J.P. Morgan Enhanced Index Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2001 second quarter meeting as well as information supporting the reasonableness of the $.8471 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR June 30, 2001
Attachment - Item 77O


                  Transactions effected pursuant to Rule 10f-3


Transaction #5: MFS Mid Cap Growth Portfolio, purchase of Willis Group

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
        Salomon Smith Barney. Salomon Smith Barney was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
Conning & Co. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
        The MFS Mid Cap Growth Portfolio, managed by Massachusetts Financial Services Co., purchased 100 shares of common stock of Willis Group, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $13.50 per share on June 12, 2001. The underwriting spread paid was $.182 per share. The percentage of the offering purchased by the MFS Cap Growth Portfolio was .007% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 1.55%. This purchase represented 0.017% of the MFS Cap Growth Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2001 second quarter meeting as well as information supporting the reasonableness of the $.182 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

Met Investors Series Trust
Form: N-SAR June 30, 2001
Attachment - Item 77O


                  Transactions effected pursuant to Rule 10f-3


Transaction #6: J.P. Small Cap Stock Portfolio, purchase of Odyssey Re Holdings Corp.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
        Montgomery Securities. Montgomery Securities was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
        The J.P. Small Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 8,900 shares of common stock of Odyssey Re Holdings Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $18.00 per share on June 13,2001. The underwriting spread paid was $1.13 per share. The percentage of the offering purchased by J.P. Small Cap Stock Portfolio was 0.05% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.79%. This purchase represented 0.18% J.P. Small Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2001 second quarter meeting as well as information supporting the reasonableness of the $1.13 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.